Lightbridge®



Lightbridge Corporation (NASDAQ: LTBR)

Investor Presentation – April 2013

Safe Harbor Statement

This presentation includes or incorporates by reference statements that constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Act of 1934, as amended. These statements relate to future events or to our future financial performance, and involve known and unknown risks, uncertainties and other factors that may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these forward-looking statements. These statements include, but are not limited to, information or assumptions about revenues, gross profit, expenses, income, capital and other expenditures, financing plans, capital structure, cash flow, liquidity, management's plans, goals and objectives for future operations and growth. In some cases, you can identify forward-looking statements by the use of words such as "may," "could," "expect," "intend," "plan," "seek," "anticipate," "believe," "estimate," "predict," "potential," "project," "continue," or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements since they involve known and unknown risks, uncertainties, and others factors which are, in some cases, beyond our control and which could materially affect actual results, levels of activity, performance or achievements. These risks and uncertainties include, but are not limited to, the factors mentioned in the "Risk Factors" section of our most recent annual and quarterly reports on Forms 10-K and 10-Q, and other risks mentioned in our other reports filed with the Commission.

The forward-looking statements contained in this presentation are made only of this date, and Lightbridge Corporation is under no obligation to revise or update these forward-looking statements.

Nuclear Energy Challenges – Lightbridge Solutions

Lightbridge technology and advisory services help nuclear power operators remain economically competitive as they deploy and maintain new and existing reactors



"Nuclear new-build investment [is] set to top some $1.5 trillion by 2030"[1]

"On-peak [U.S. electricity] prices fell between 24% and 39% across major wholesale price hubs from [2011 to 2012]"[2]


Average on-peak electricity prices and differences for the first half of year—2012 vs 2011
Mid-Columbia $17.58/MWh -34%
CAISO NP15 $27.08/MWh -24%
Palo Verde $25.66/MWh -26%
ERCOT Houston Zone $32.16/MWh -30%
MISO Illinois Hub $38.17/MWh -25%
PJM West $36.81/MWh -32%
Mass Hub $41.77/MWh -39%
NYISO Zone J $47.77/MWh -39%
Into Southern $27.17/MWh -35%
Legend
Trading point
2012 average spot on-peak price
% change first half of year
2012 vs 2011
-55% -50% -45% -40% -35% -30% -25% -20%
eia

1. **Source:** World Nuclear News, Strong Supply Chain Supports New Build, 9/13/2012
2. **Source:** U.S. Energy Information Administration

Why Invest in Lightbridge?

- Innovative fuel technology addresses economic and safety needs of the industry
  - Direct input from nuclear utilities
  - Technology, economics validated by credible industry third parties

- Success in global markets for Lightbridge nuclear advisory services

- Highly experienced management team
  - Low overhead, no debt in company history



Lightbridge nuclear fuel rods



Reactor Unit 1 construction start July 2012, Barakah, Abu Dhabi, UAE

Lightbridge: Advancing Nuclear Energy



Levelized Costs[1]
($/MWh)
250
200
150
100
50
Solar
Wind
Nuclear
Natural Gas
Coal
10% uprate with
Lightbridge metallic fuel[2]
0
1,200
2,500
Environmental
(CO_2 lbs/MWh)

1. Levelized Cost of Electricity for new generation sources in 2015.
   Source EIA "Annual Energy Outlook 2011" and EPRI "Program on Technology Innovation"
2. Operating nuclear power plant uprate with Lightbridge fuel can provide approximately $35/MWh generation costs for incremental electricity.

LTBR Fuel Technology Value Proposition

Increased Power Output from Plant

- 10-17% power uprate and longer fuel cycles for existing PWRs
- Up to 30% power uprate for new build PWRs
- Also applicable to BWRs and light water based SMRs

Improved Plant Economics

- Increased revenue and improved operating margins for existing nuclear power plants
- Reduced total levelized cost per kilowatt-hour for new build reactors
- Increased competitiveness of nuclear power versus other energy sources

Increased Supply Chain Efficiency

- Fuel enables the supply chain to deliver more power from the same capacity

Improved Spent Fuel Management

- Reduced volume of spent fuel
- Enhanced proliferation resistance of spent fuel

LTBR Nuclear Fuel - Safety Benefits

Structural integrity



Reduced fuel temperature

Improved heat transfer



1200°C -1300°C
Conventional Fuels

340°C – 380°C
LTBR Fuels

Large Break LOCA

- As a result of the significantly lower temperature during operation, our metallic nuclear fuel rods are expected to have improved safety margins during anticipated off-normal events.

- Preliminary analytical modeling shows that under a large break loss-of-coolant accident (LOCA) scenario, unlike conventional uranium dioxide fuel, the cladding of Lightbridge-designed metallic fuel rods stays at least 200 degrees below 850-900 degrees Celsius which is the temperature at which steam begins to react with zirconium in the cladding generating hydrogen gas.

- This is a clear demonstration of the superior thermal conduction properties of the metallic fuel and the enhanced safety it can provide during off-normal situations.

Nuclear Power Market Size and Growth Projections

Global Market by Reactor Type



6%
5%
8%
21%
59%
Pressurized Water Reactors
Boiling Water Reactors
Russian-designed Pressurized Water Reactors
Heavy Water Reactors
Other

Source: World Nuclear Association's Reactor Database

Lightbridge Initial Target Market



GWe
Operating PWRs larger than 900MWe with more than 20 years licensed life at 2020
800
700
600
500
400
300
200
100
0
364
130
554
220
614
237
2011
2025
2030
3.2% CAGR for Initial Target Market for 10% Power Uprate
2.8% CAGR for Global Market Size (All Reactor Types)

Source: The Global Nuclear Fuel Market. Supply and Demand 2011-2030, World Nuclear Association, August 2011

10% Power Uprate Revenue Projections

Nuclear Utility

Financial Impact for a Typical 1,100 MWe Plant*	
Incremental revenue from 10% power uprate	$ 48M
Incremental revenue from switching to 24-month cycle	$ 8M
Estimated cost savings from fewer refueling outages	$ 4M
Incremental annual gross revenue + cost savings to utility	**$ 60M**

*Wholesale electricity price of $55/MWh.

Lightbridge

LTBR Royalty Fee (% of Incremental Gross Revenue)	Annual Revenue (per reactor)	Annual Revenue *
8%	$ 4.8M	**$ 282M**
10%	$ 6.0M	**$ 353M**

*Annual revenue with 20% penetration of initial target market.

Lightbridge Nuclear Fuel Development Timeline


2012
2013
2014
2015
2016
2017+
Advanced Reactor Testing
Fuel Fabrication Development
Detailed Commercial Design
Accident Scenario Testing
Data Analysis / Validation
Regulatory Review and Approval
Initial Operation in a Commercial PWR
Technology Access Fees

Peer Reviewed Article

- American Nuclear Society's *Nuclear Technology* is the leading international publication reporting on new information in all areas of the practical application of nuclear science. http://bit.ly/W3rKod

- Peer reviewed article published in December 2012 provides further validation of LTBR's fuel technology
  - Unique alloy and fuel rod geometry
  - Increases power output by up to 17% in existing PWRs
  - Extends fuel cycle to 24 months or more, enhancing industry economics
  - Increased safety through lower operating temperatures



NUCLEAR
TECHNOLOGY®
an international journal of the
AMERICAN NUCLEAR SOCIETY
ISSN:0029-5450

Independent Study Validates Economics of LTBR Fuel

SIEMENS

PACE GLOBAL

- December 2012 independent analysis of Lightbridge fuel design validates its indicated benefits of increased power output and enhanced operating economics for nuclear utilities
- *"Power uprate project economics are generally attractive for nuclear plant owners. The economics of Lightbridge's nominal 10% capacity uprate are attractive since the uprate's levelized cost of generation is below the expected market price for power in 2021 and that of most incremental power uprates on fossil fueled units."*

Independent Study Validates Proliferation Resistance

SIEMENS

PACE GLOBAL

- March 2013 independent analysis of Lightbridge fuel design confirms it has superior non-proliferation benefits compared to current nuclear fuels.

- *"Current U.S. reactor fuels and the proposed Lightbridge design are all classified as LEU (low enriched uranium)" that "cannot be used directly for the construction of nuclear weapons." "If a diverter had the necessary access to enrichment facilities, it would actually be more efficient and stealthy for the [diverter] to process natural uranium to the highly enriched state," as opposed to processing LEU.*

Nuclear Utility Fuel Advisory Board

- Lightbridge's Nuclear Utility Fuel Advisory Board (NUFAB) is comprised of leading nuclear utilities. The board's purpose is to further strengthen our dialogue with global nuclear utilities and provide their input into Lightbridge's nuclear fuel development and commercialization efforts.
- NUFAB members are fuel managers from Exelon Generation Co., Dominion, Duke Energy, and Southern Company.
- Account for 44% of installed US nuclear capacity.

Exelon. Dominion Duke Energy. SOUTHERN COMPANY

Fuel Commercialization: “Push & Pull”


Lightbridge
Push
Nuclear Fuel Vendors

Lightbridge will license fuel to vendors. They will fabricate LTBR fuel for sale to utilities.


Pull
Nuclear Fuel Vendors
Nuclear Utilities
Lightbridge

Lightbridge works with utilities which will order LTBR fuel from vendors.

Advisory Services

Lightbridge®

Nuclear Generation

Government Regulations

Our world class team of consultants generates revenue with solid operating margins and strong credibility through many successful projects.

- More than $45M revenue over four years
- Success as independent advisor in UAE and Middle East region
- Industry leading team of technology designers and suppliers, operators, regulators, and international agencies

Service Offerings

Generation Services

- Feasibility Studies & Concept Development
- Strategy Development & Planning
- Procurement Design, Management, Bid Evaluation
- Program Management & Technical Support
- Business Systems Performance Analysis

Nuclear Power Deployment

Project Feasibility	Detailed Planning	Procurement, Licensing, & Construction	Operations
		National Infrastructure & Organizational Development	

Regulatory Services

- Development and Implementation of National Nuclear Regulatory Programs
- Assist in Setup & Regulation Development
- Site and Faciltiy Inspections
- Ongoing Assistance for a Fully-Operational Regulatory Authority

Comprehensive support throughout the nuclear power lifecycle

- Specialization in emerging civil nuclear programs

Advisory Services – Market Penetration & Teaming Approach

Lloyd's Register
LIFE MATTERS

Exelon

Mott MacDonald



Lightbridge®

LTBR - Management Team



Ambassador Thomas Graham, Jr.
Chairman of the Board



Seth Grae
Chief Executive Officer & President



James D. Guerra, CPA
Chief Operating & Financial Officer



James Malone
Chief Nuclear Fuel Development Officer



Andrey Mushakov, PhD
Executive VP/International Nuclear Operations



Jon Johnson
Senior Vice President, Nuclear Regulatory Expert

LTBR - Strategic Advisors



Sir Ronald Grierson



Hans Blix, Ph.D.



Sam Vaidyanathan, Ph.D.



Simon Murray, CBE



Norton Shapiro, Ph.D.

Why Invest in Lightbridge?

- Innovative fuel technology addresses economic and safety needs of the industry
  - Direct input from nuclear utilities
  - Technology, economics validated by credible industry third parties

- Success in global markets for Lightbridge nuclear advisory services

- Highly experienced management team
  - Low overhead, no debt in company history



Lightbridge nuclear fuel rods



Reactor Unit 1 construction start July 2012, Barakah, Abu Dhabi, UAE

Lightbridge Corporation Contact

Gary Sharpe
Investor Relations
1600 Tysons Blvd. Suite 550
McLean, VA 22102
USA

+1.571.730.1213
ir@ltbridge.com
www.ltbridge.com
http://twitter.com/LightbridgeCorp

Appendix

LTBR - Key Technical Milestones in 2013-2014

	Fabrication of fuel samples for irradiation in test reactors	Begin loop irradiation in prototypic PWR operating conditions	Fabrication of full-length fuel rods
Milestone significance	Provides fuel samples for irradiation testing	Demonstrate the performance of metallic fuel under prototypic operating conditions of Western-type PWRs.	Full-length fuel rods will be manufactured for fabrication process demonstration and out-of-reactor tests

Technical milestone

Milestone significance

Licensing Revenue Projections for 10% Power Uprate Fuel


LTBR Projected Annual Revenue
$800M
$700M
$600M
$500M
$400M
$300M
$200M
$100M
$0M
$71M
$106M
$176M
$353M
$106M
$159M
$265M
$530M
$141M
$212M
$353M
$706M
20%
30%
40%
Captured Share of Initial Target Market for 10% Power Uprates
10% Royalty Fee of Incremental Gross Revenue to Utility
8% Royalty Fee of Incremental Gross Revenue to Utility
5% Royalty Fee of Incremental Gross Revenue to Utility
Wholesale Electricity Price of $55/MWh

Note: The above revenue numbers include an escalation factor of 3% per year. The 20-40% share of the initial target market for 10% power uprates represents approximately 8-16% of the entire projected global market size in 2025.

Lightbridge Management Team

Seth Grae

Chief Executive Officer & President
Lightbridge Corporation

- Member of the Civil Nuclear Trade Advisory Committee to the US Secretary of Commerce
- Member of the Suppliers Advisory Committee of the Nuclear Energy Institute
- Former Member of the Governing Board of the Bulletin of the Atomic Scientists
- Former Co-Chair of the American Bar Association's Committee on Arms Control & Disarmament

---

Ambassador Thomas Graham, Jr.

Executive Chairman of the Board
Lightbridge Corporation

- Advisor to five US presidents on nuclear non-proliferation and served as Special Representative to the President for Arms Control, Non-Proliferation and Disarmament
- Former senior U.S. diplomat, world-renowned expert on nuclear non-proliferation
- Involved in every major arms control/non-proliferation agreement for the past 35 years

---

James D. Guerra, CPA

Chief Operating & Financial Officer
Lightbridge Corporation

- Former Vice President of Finance for Exelon Nuclear
- Former Vice President of Finance and CFO of Exelon Business Services Company
- Former Vice President of Finance, Treasurer and Controller of Grupo Dina
- Senior management positions with AT&T, Citigroup, and Beatrice Companies

Lightbridge Senior Advisors

Sir Ronald Grierson,
Chairman of the Committee

- Co-Chairman of the Blackstone Group's International Advisory Board
- Former Chairman of the General Electric Company plc (UK) 1968 - 1996
- Served on the Boards of Chrysler Corp., R.J. Reynolds, Nabisco, W.R. Grace & Co., British Aircraft Corp., International Computers Ltd.
- Former Managing Director of S. G. Warburg

Simon Murray, CBE

- Non-Executive Chairman of Glencore, the world's largest diversified commodities trader
- Chairman and founder of the General Enterprise Management Services (GEMS), a private equity firm in Hong Kong
- Former Executive Chairman of the Asia Pacific Division of Deutsche Bank
- Former CEO of Hutchison Whampoa
- Board member – Vodafone, Richemont and Cheung Kong Holdings, Ltd.

Hans Blix, Ph.D.

- Served for 16 years as the Director General of the International Atomic Energy Agency
- Former chief weapons inspector and executive chair of the U.N. Monitoring, Verification, and Inspection Commission in Iraq
- Former Foreign Minister of Sweden

Advisory Services - Leadership

Ernie Kennedy *Senior Vice President, Nuclear Deployment & Program Manager* Generation Consulting	• 33-year veteran of Westinghouse Electric Co. where he was Vice President for New Plants and was in charge of the successful construction and installation of nuclear power plants in numerous countries. • Past Vice President for Engineering at Westinghouse, where he directed all design, analysis and safety evaluation for new nuclear power plants and new product development
Jon Johnson *Senior Vice President, Nuclear Safety and Regulatory Expert* Regulatory Consulting	• Former Deputy Director of the Nuclear Regulatory Commission's (NRC) Office of Nuclear Reactor Regulation • Oversaw inspection, licensing, assessment, and event response at all 104 commercial and 26 research nuclear reactor facilities in the United States • Regulatory agencies around the world have looked to Mr. Johnson for advice on reactor safety design, operation, and oversight matters, including the United Arab Emirates' Federal Authority for Nuclear Regulation, the Canadian Nuclear Safety Commission, and the Japanese Nuclear Safety Institute
Sandy McWhirter *Vice President, Consulting*	• Former UKAEA (United Kingdom Atomic Energy Authority) International Marketing Director • Developed nuclear projects in locations such as Russia, Ukraine, South Korea, and Romania

Nuclear Fuels Management Team

Andrey Mushakov, Ph.D. *EVP, International Nuclear Operations*	• Primary liaison between Lightbridge and the Russian nuclear organizations • 10+ years with Lightbridge
James Malone *Chief Nuclear Fuel Development Officer*	• Four decades of high-level experience in the nuclear industry • Former Vice President, Nuclear Fuel, Exelon Generation where he was responsible for procurement (uranium, conversion, enrichment and fuel fabrication) for seventeen operating nuclear reactors - PWRs and BWRs
Aaron Totemeier *Director of Fuel Cycle Technology & Fuel Fabrication*	• Ph.D. candidate in nuclear engineering at Texas A&M University • Expertise in material aspects of the nuclear fuel cycle including fuel design, fabrication, performance analysis and reprocessing technology
Norton Shapiro, Ph.D.	• 30+ years of nuclear experience at Westinghouse and ABB Combustion Engineering, including former Chairman of Westinghouse's Technical Review Committee
Sam Vaidyanathan, Ph.D.	• 30+ years of nuclear fuel research and development experience at GE Nuclear Energy
Russian Federation Office **Alexei Morozov, Ph.D.** *Managing Director* Valeri Kevrolev, Ph.D. Sergei Bashkirtsev *Senior Nuclear Engineers*	• Russian employees of Lightbridge International Holding, LLC - Moscow • 2 Ph.D.'s, 1 Master's Degree In Nuclear Engineering from the Kurchatov Institute • 90+ years combined experience in the Russian nuclear program • Experts in neutronics, thermal hydraulics, nuclear fuel performance and advanced reactor and fuel designs

Advisory Services – Regulatory

Key Lightbridge Regulatory Expertise

- Regulatory Processes
- Inspection Processes and Practices
- Safety/Security Analyses Review
- Regulatory Organization
- Safety Culture
- Cyber and Physical Security
- International Nuclear Law and IAEA Conventions
- International Cooperation Agreements
- Regulatory Management and Quality Requirements
- Operator License Requirements
- Proliferation Considerations
- Nuclear Licensing Issues
- Training and Qualifications
- Siting Characterization
- Import/Export Requirements
- Legal Considerations
- Design Certification Reviews and Assessments

Lightbridge has unique international nuclear talent and experience to meet clients' specific needs

Advisory Services – Nuclear Generation

Key Lightbridge Nuclear Generation Expertise

- Project Development
- Project Management
- Schedule Development
- Technology Assessment
- Quality Programs
- Safety Analyses
- Organization Definition
- Risk Analyses
- Licensing Engineering
- Construction Management
- Operations Assessment
- Supply Management
- Cost Analyses and Estimating
- Contracting
- Nuclear Liability
- Export Controls
- Commercial Licensing
- Safety Culture
- Root Cause Analyses
- Site Assessments
- Waste Management
- Training

Lightbridge has unique international nuclear talent and experience to meet clients' specific needs

Lightbridge



+1.571.730.1213

ir@ltbridge.com   www.ltbridge.com